UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2020
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METHODE ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-2816	36-2090085
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8750 West Bryn Mawr Avenue, Chicago, Illinois 60631
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (708) 867-6777
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value	MEI	New York Stock Exchange

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Methode Electronics, Inc. (the “Company”) is party to a credit agreement dated September 12, 2018, as amended (the “Credit Agreement”), with Bank of America, N.A., as Administrative Agent, and Wells Fargo Bank, N.A. The Credit Agreement includes a $200 million unsecured revolving credit facility (the “Revolving Credit Facility”). For additional information on the Credit Agreement, see the Company’s Current Report on Form 8-K dated September 12, 2018, which includes a copy of the Credit Agreement as Exhibit 10.1.

On March 23, 2020, the Company provided a notice to the Administrative Agent under the Credit Agreement to draw down a total amount of $100 million under the Revolving Credit Facility. The Company elected to make this draw on its Revolving Credit Facility as a purely precautionary measure in order to increase its cash position and preserve financial flexibility in light of current uncertainty in the global markets resulting from the COVID-19 pandemic. The proceeds from this draw on the Revolving Credit Facility are currently being held on the Company’s balance sheet and may be used for working capital and general corporate purposes. Prior to this draw, the Company had approximately $10 million in outstanding borrowings under the Revolving Credit Facility, and with this draw has approximately $110 million in outstanding borrowings under the Revolving Credit Facility. Borrowings under the Revolving Credit Facility mature on September 12, 2023, and the Company may repay amounts borrowed under the Revolving Credit Facility any time without fees or penalty.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 27, 2020	METHODE ELECTRONICS, INC. By: /s/ Ronald L.G. Tsoumas Ronald L.G. Tsoumas Chief Financial Officer

Exhibit Index

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)